UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2008

WASHINGTON MUTUAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-14667

WASHINGTON	91-1653725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1301 SECOND AVENUE

SEATTLE, WASHINGTON 98101

(Address of principal executive offices, including zip code)

(206) 461-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 28, 2008, Washington Mutual, Inc. (the “Company”), received notice from the Financial Industry Regulatory Authority (“FINRA”) that the Company had not filed its Quarterly Report on Form 10-Q for the period ended September 30, 2008 (the “Delinquent Filing”) by the due date. Pursuant to NASD Rule 6530, unless the Delinquent Filing has been received and time stamped by the Securities and Exchange Commission’s (the “Commission”) EDGAR system by 5:30 p.m. EST on

December 22, 2008, the securities of the Company will not be eligible for quotation on the OTC Bulletin Board (“OTCBB”) and therefore, will be removed.

The Company does not intend to request a review by a FINRA Hearing Officer of the determination that the Company’s security is ineligible for quotation under NASD Rule 6530. Therefore, the Company expects its securities to be removed from the OTCBB effective December 24, 2008.

Cautionary Statement Regarding Forward-Looking Statements

The current report on Form 8-K and the exhibit hereto contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. Some of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007 under “Factors that May Affect Future Results.” These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates. Other risks that the Company faces include, but are not limited to, the following: (i) the Company’s ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; (ii) risks associated with third parties seeking and obtaining court approval to convert the case to a Chapter 7 case; and (iii) the potential adverse impact of the Chapter 11 case on the Company’s liquidity or results of operations. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company files from time to time with the Securities and Exchange Commission, particularly its Current Reports on Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Date: December 10, 2008	By:	/s/ John Maciel
John Maciel
Chief Financial Officer

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